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                                                            Exhibit 3.2



                               INFERTEK, INC.

                                   BYLAWS

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                       TABLE OF CONTENTS

                                                              Page

ARTICLE 1  OFFICES                                              1
1.1. PRINCIPAL OFFICE                                           1
1.2. REGISTERED OFFICE AND REGISTERED AGENT                     1
1.3. OTHER OFFICES                                              1

ARTICLE 2  SHAREHOLDERS                                         1
2.1.  ANNUAL MEETING                                            1
2.2.  SPECIAL MEETINGS                                          2
2.3.  NOTICE OF MEETINGS                                        2
2.4.  QUORUM                                                    2
2.5.  VOTING OF SHARES                                          3
2.6.  ADJOURNED MEETINGS                                        3
2.7.  RECORD DATE                                               4
2.8.  RECORD OF SHAREHOLDERS ENTITLED TO VOTE                   4
2.9.  TELEPHONIC MEETINGS                                       4
2.10. PROXIES                                                   4
2.11. ORGANIZATION                                              5

ARTICLE 3  BOARD OF DIRECTORS                                   5
3.1.  MANAGEMENT RESPONSIBILITY                                 5
3.2.  NUMBER OF DIRECTORS, QUALIFICATION                        6
3.3.  ELECTION                                                  6
3.4.  VACANCIES                                                 6
3.5.  REMOVAL                                                   6
3.6.  RESIGNATION                                               6
3.7.  ANNUAL MEETING                                            6
3.8.  REGULAR MEETINGS                                          7
3.9.  SPECIAL MEETINGS                                          7
3.10. NOTICE OF MEETING                                         7
3.11. QUORUM OF DIRECTORS                                       7
3.12. PRESUMPTION OF ASSENT                                     8
3.13. ACTION BY DIRECTORS WITHOUT A MEETING                     8
3.14. TELEPHONIC MEETINGS                                       8
3.15. COMPENSATION                                              8
3.16. COMMITTEES                                                8

ARTICLE 4  OFFICERS                                             9
4.1.  APPOINTMENT                                               9
4.2.  QUALIFICATION                                             9
4.3.  OFFICERS DESIGNATED                                      10
4.4.  DELEGATION                                               11
4.5.  RESIGNATION                                              11
4.6.  REMOVAL                                                  12
4.7.  VACANCIES                                                12
4.8.  COMPENSATION                                             12

ARTICLE 5  EXECUTION OF CORPORATION INSTRUMENTS AND VOTING
           OF SECURITIES OWNED BY THE CORPORATION              12
5.1.  EXECUTION OF CORPORATE INSTRUMENTS                       12
5.2.  VOTING OF SECURITIES OWNED BY THE CORPORATION            12

ARTICLE 6  STOCK                                               13
6.1.  FORM AND EXECUTION OF CERTIFICATES                       13
6.2.  LOST CERTIFICATES                                        13
6.3.  TRANSFERS                                                13
6.4.  REGISTERED SHAREHOLDERS                                  14
6.5.  EXECUTION OF OTHER SECURITIES                            14

ARTICLE 7  BOOKS AND RECORDS                                   15
7.1.  BOOKS OF ACCOUNTS, MINUTES AND SHARE REGISTER            15
7.2.  COPIES OF RESOLUTIONS.                                   15

ARTICLE 8  FISCAL YEAR                                         15

ARTICLE 9  CORPORATE SEAL                                      16

ARTICLE 10 INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES
           AND AGENTS                                          16
10.1.  DEFINITIONS                                             16
10.2.  RIGHT TO INDEMNIFICATION                                16
10.3.  ADVANCE FOR EXPENSES                                    18
10.4.  COURT-ORDERED INDEMNIFICATION                           18
10.5.  DETERMINATION AND AUTHORIZATION OF INDEMNIFICATION      18
10.6.  INDEMNIFICATION OF OFFICERS                             19
10.7.  INDEMNIFICATION OF EMPLOYEES AND AGENTS                 20
10.8.  INSURANCE                                               20
10.5.  INDEMNIFICATION AS A WITNESS                            20
10.6.  VALIDITY OF INDEMNIFICATION                             21
10.6.  INTERPRETATION                                          21
10.6.  SAVINGS CLAUSE                                          21
10.6.  NONEXCLUSIVITY OF RIGHTS                                21

ARTICLE 11                                                     21

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                               INFERTEK, INC.

                                   BYLAWS


     These BYLAWS are promulgated pursuant to the Washington Business Corporation Act, as set forth in Title 23B of the Revised Code of Washington.

                                 ARTICLE 1

                                  OFFICES

     1.1 PRINCIPAL OFFICE. The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors may designate.

     1.2 REGISTERED OFFICE AND REGISTERED AGENT. The registered office of the corporation shall be located in the State of Washington at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office. Any change in the registered agent or registered office shall be effective upon filing such change with the office of the Secretary of State of the State of Washington.

     1.3 OTHER OFFICES. The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Washington, as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                 ARTICLE 2

                                SHAREHOLDERS

     2.1  ANNUAL MEETING

          (a) The annual meeting of the shareholders of the corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year on a date and at a time and place to be set by the Board of Directors.

          (b) At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation as the Board of Directors may from time-to-time require. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholders' meeting, shareholders must provide notice as required by the regulations promulgated under the Securities Exchange Act of 1934. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     2.2 SPECIAL MEETINGS. Special meetings of the shareholders for any purpose or purposes may be called at any time by a majority of the Board of Directors, by the Chairperson of the Board (if one be elected), by the President or by the holders of (i) at least ten (10) percent of all the votes entitled to be cast if none of the issues proposed to be considered at the proposed special meeting is to be voted upon by class or series, or (ii) at least ten (10) percent of each series or class of shares if voting on any issue proposed to be considered at the proposed special meeting if voting on any issue proposed to be considered at the proposed special meeting is to be voted upon by class or series. The Board of Directors may designate any place as the place of any special meeting called by the Chairperson, the President or the Board.

     2.3  NOTICE OF MEETINGS.  Except as otherwise provided in
Subsections 2.3(b) and 2.3(c) below, the Secretary, Assistant Secretary, or any transfer agent of the corporation shall deliver, either personally or by mail, private carrier, telegraph or teletype, or telephone, wire or wireless equipment which transmits a facsimile of the notice, not less than ten (10) nor more than sixty (60) days before the date of any meeting of shareholders, written notice stating the place, day, and time of the meeting to each shareholder of record entitled to vote at such meeting. Such notice shall be deemed to be delivered when deposited in the United States mail, with first-class postage thereon prepaid, addressed to the shareholder at his or her address as it appears on the corporation's record of shareholders.

     2.4 (a) NOTICE OF SPECIAL MEETING. In the case of a special meeting, the written notice shall also state with reasonable clarity the purpose or purposes for which the meeting is called and the actions sought to be approved at the meeting. No business other than that specified in the notice may be transacted at a special meeting.

          (b) PROPOSED ARTICLES OF AMENDMENT OR DISSOLUTION. If the business to be conducted at any meeting includes any proposed amendment to the Articles of Incorporation or the proposed voluntary dissolution of the corporation, then the written notice shall be given not less than twenty (20) nor more than sixty
(60) days before the meeting date and shall state that the purpose or one of the purposes is to consider the advisability thereof, and, in the case of a proposed amendment, shall be accompanied by a copy of the amendment.

          (c) PROPOSED MERGER, CONSOLIDATION, EXCHANGE, SALE, LEASE OR DISPOSITION. If the business to be conducted at any meeting includes any proposed plan of merger or share exchange, or any sale, lease, exchange, or other disposition of all or substantially all of the corporation's property otherwise than in the usual or regular course of its business, then the written notice shall state that the purpose or one of the purposes is to consider the proposed plan of merger or share exchange, sale, lease, or disposition, as the case may be, shall describe the proposed action with reasonable clarity, and, if required by law, shall be accompanied by a copy or a detailed summary of the proposed action; and written notice shall be given to each shareholder of record, whether or not entitled to vote at such meeting, not less than twenty
(20) nor more than sixty (60) days before such meeting, in the manner provided in Section 2.3 above.

          (d) DECLARATION OF MAILING. A declaration of the mailing or other means of giving any notice of any shareholders' meeting, executed by the Secretary, Assistant Secretary, or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

          (e) WAIVER OF NOTICE. Notice of any shareholders' meeting may be waived in writing by any shareholder at any time, either before or after the meeting. Except as provided below, the waiver must be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records. A shareholder's attendance at a meeting waives objection to lack of notice, or defective notice, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

     2.5 QUORUM. A quorum shall exist at any meeting of shareholders if a majority of the shares entitled to vote is represented in person or by proxy. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. The shareholders present at a duly organized meeting may continue to transact business at such meeting and at any adjournment of such meeting (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough shareholders from either meeting to leave less than a quorum. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting.

     2.6 VOTING OF SHARES. Except as otherwise provided in the Articles of Incorporation or these Bylaws, every shareholder of record shall have the right at every shareholders' meeting to one vote for every share standing in his or her name on the books of the corporation. If a quorum exists, action on a matter, other than the election of directors, is approved by a voting group if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless a greater number is required by the Articles of Incorporation or the Washington Business Corporation Act.

     2.7 ADJOURNED MEETINGS. A majority of the shares represented at a meeting, even if less than a quorum, may adjourn the meeting from time to time without further notice. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken. However, if a new record date for the adjourned meeting is or must be fixed in accordance with the Washington Business Corporation Act, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date. At any adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

     2.8 RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment of any meeting of shareholders, or entitled to receive payment of any dividend, the Board of Directors may fix in advance a record date for any such determination of shareholders, such date to be not more than seventy (70) days and, in the case of a meeting of shareholders, not less than ten (10) days prior to the meeting or action requiring such determination of shareholders. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the day before the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned more than one hundred twenty (120) days after the date is fixed for the original meeting.

     2.9 RECORD OF SHAREHOLDERS ENTITLED TO VOTE. After fixing a record date for a shareholders' meeting, the corporation shall prepare an alphabetical list of the names of all shareholders on the record date who are entitled to notice of the shareholders' meeting. The list shall be arranged by voting group, and within each voting group by class or series of shares, and show the address of and number of shares held by each shareholder. A shareholder, shareholder's agent, or a shareholder's attorney may inspect the shareholders list, beginning ten days prior to the shareholders' meeting and continuing through the meeting, at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held during regular business hours and at the shareholder's expense. The shareholders list shall be kept open for inspection during such meeting or any adjournment. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

     2.10 TELEPHONIC MEETINGS. Shareholders may participate in a meeting by means of a conference telephone or other communications equipment by which all persons participating in the meeting can hear each other during the meeting, and participation by such means shall constitute presence in person at a meeting.

     2.11 PROXIES. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     2.12 ORGANIZATION

          (a) At every meeting of shareholders, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the shareholders entitled to vote, present in person or by proxy, shall act as chairperson; provided that the Chairperson at his or her election may delegate to counsel for the corporation the role of chairperson to conduct the formal part of the meeting at which shareholder action is scheduled to be taken so that that part of the meeting may be conducted in accordance with applicable law. The Secretary, or, in his or her absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

          (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairperson of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to shareholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement of the meeting, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.


                                 ARTICLE 3

                             BOARD OF DIRECTORS

     3.1 MANAGEMENT RESPONSIBILITY. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors, except as may be otherwise provided in the Articles of Incorporation or the Washington Business Corporation Act.

     3.2 NUMBER OF DIRECTORS, QUALIFICATION. The authorized number of directors of the corporation shall be not less than one (1) nor more than twelve (12), the specific number to be set by resolution of the Board of Directors. Directors need not be shareholders. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

     3.3 ELECTION. In the election of directors, the candidates elected shall be the those receiving the largest number of votes cast by the class or series of shares entitled to vote in the election, up to the number of directors to be elected by such class or series of shares. The terms of directors expire at the next annual meeting upon the election of their successors. In no case will a decrease in the number of directors shorten the term of any incumbent director.

     3.4 VACANCIES. Any vacancy occurring in the Board of Directors (whether caused by resignation, death, an increase in the number of directors, or otherwise) may be filled by the shareholders or the Board of Directors. If the directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the directors in office. A director elected to fill any vacancy shall hold office until the next shareholders meeting at which directors are elected.

     3.5 REMOVAL. One or more members of the Board of Directors (including the entire Board) may be removed, with or without cause, at a meeting of shareholders called expressly for that purpose. A director may be removed only upon the vote of not less than 75% of the shares of common stock represented at a shareholder's meeting.

     3.6 RESIGNATION. Any director may resign at any time by delivering his or her written resignation to the Board of Directors, its Chairperson, the President or the Secretary. Such resignation is effective when delivered unless the resigning director specifies in the resignation that it is effective at some particular time or at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his or her successor shall have been duly elected and qualified.

     3.7 ANNUAL MEETING. The first meeting of each newly elected Board of Directors shall be known as the annual meeting of the Board of Directors and shall be held without notice immediately after the annual shareholders meeting or any special shareholders meeting at which a Board is elected. Said annual directors meeting shall be held at the same place as such shareholders meeting unless some other place shall be specified by resolution of the Board of Directors.

     3.8 REGULAR MEETINGS. Regular meetings of the Board of Directors or of any committee designated by the Board may be held at such place and such day and hour as shall from time to time be fixed by resolution of the Board or committee, without other notice than the delivery of such resolution as provided in Section 3.10 below.

     3.9 SPECIAL MEETINGS. Special meetings of the Board of Directors or any committee designated by the Board may be called by the President or the Chairperson of the Board (if one be elected) or any director or committee member, to be held at such place and such day and hour as specified by the person or persons calling the meeting.

     3.10 NOTICE OF MEETING. Notice of the date, time, and place of all special meetings of the Board of Directors or any committee designated by the Board shall be given by the Secretary, or by the person calling the meeting, by mail, private carrier, telegram, facsimile transmission, or personal communication over the telephone or otherwise, provided such notice is received at least forty-eight (48) hours prior to the time at which the meeting is to be held.

          No notice of any regular meeting need be given if the time and place of the meeting shall have been fixed by resolution of the Board of Directors or any committee designated by the Board and a copy of such resolution has been delivered by mail, private carrier, telegram or facsimile transmission to every director or committee member and is received at forty-eight (48) hours prior to the time at which the first meeting in pursuance of such resolution is held.

          Notice of any meeting of the Board of Directors or any committee designated by the Board need not be given to any director or committee member if it is waived in a writing signed by the director entitled to the notice, whether before or after such meeting is held.

          A director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting, or promptly upon the director's arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors or any committee designated by the Board need be specified in the notice or waiver of notice of such meeting unless required by the Articles of Incorporation or these Bylaws.

          Any meeting of the Board of Directors or any committee designated by the Board shall be a legal meeting without any notice thereof having been given if all of the directors or committee members have received valid notice of the meeting, are present without objecting, or waive notice of the meeting in a writing signed by the director and delivered to the corporation for inclusion in the minutes or filing with the corporate records, or any combination thereof.

     3.11 QUORUM OF DIRECTORS. A majority of the number of directors fixed by or in the manner provided by these Bylaws shall constitute a quorum for the transaction of business. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors unless the Articles of Incorporation or these Bylaws require the vote of a greater number of directors.

          A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place. If the meeting is adjourned for more than forty-eight (48) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.10 of these Bylaws, to the directors who were not present at the time of the adjournment.

     3.12 PRESUMPTION OF ASSENT. Any director who is present at any meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (a) the director objects at the beginning of the meeting, or promptly upon the director's arrival, to holding the meeting or transacting business at the meeting; (b) the director's dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) the director delivers written notice of dissent as to any specific action or abstention to the presiding officer of the meeting before the adjournment of the meeting or to the Chairperson or Secretary promptly after adjournment of the meeting. Such right to dissent or abstain shall not be available to any director who voted in favor of such action.

     3.13 ACTION BY DIRECTORS WITHOUT A MEETING. Any action required by law to be taken or which may be taken at a meeting of the Board of Directors or of a committee of the Board of Directors may be taken without a meeting if one or more written consents, setting forth the action so taken, shall be signed by all of the directors or all of the members of the committee, as the case may be, either before or after the action taken and delivered to the corporation for inclusion in the minutes or filing with the corporate records. Such consent shall have the same effect as a unanimous vote at a meeting duly held upon proper notice on the date of the last signature to the consent, unless the consent specifies a later effective date.

     3.14 TELEPHONIC MEETINGS. Members of the Board of Directors or any committee designated by the Board may participate in a meeting of the Board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

     3.15 COMPENSATION. By resolution of the Board of Directors, the directors and committee members may be paid their expenses, if any, or a fixed sum or a stated salary as a director or committee member for attendance at each meeting of the Board or of such committee as the case may be. No such payment shall preclude any director or committee member from serving the corporation in any other capacity and receiving compensation therefor.

     3.16 COMMITTEES. The Board of Directors, by resolution adopted by a majority of the full Board, may from time to time designate from among its members one or more committees and, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, except that no such committee shall have the authority to:

          (a) authorize or approve a distribution, except according to a general formula or method prescribed by the Board of Directors;

          (b) approve or propose to shareholders action that the Washington Business Corporation Act requires to be approved by shareholders;

          (c) fill vacancies on the Board of Directors or on any of its committees;

          (d)  adopt any amendment to the Articles of Incorporation;

          (e)  adopt, amend or repeal these Bylaws;

          (f)  approve a plan of merger;

          (g) authorize or approve a reacquisition of shares, except according to a general formula or method prescribed by the Board of Directors; or

          (h) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee, or a senior executive officer of the corporation, to do so within limits specifically prescribed by the Board of Directors.

          Meetings of such committees shall be governed by the same procedures as govern the meetings of the Board of Directors. All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose at the office of the corporation. The creation of, delegation of authority to, or activity by, a committee does not alone constitute compliance by a director with applicable standards of conduct.

                                 ARTICLE 4

                                  OFFICERS

     4.1 APPOINTMENT. The officers of the corporation shall be appointed annually by the Board of Directors at its annual meeting held after the annual meeting of the shareholders. If the appointment of officers is not held at such meeting, such appointment shall be held as soon thereafter as a Board meeting conveniently may be held. Except in the case of death, resignation or removal, each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Board and until his or her successor is appointed and qualified.

     4.2 QUALIFICATION. None of the officers of the corporation need be a director, except as specified below. Any two or more of the corporate offices may be held by the same person.

     4.3 OFFICERS DESIGNATED. The officers of the corporation shall be a President, one or more Vice Presidents (the number of Vice Presidents to be determined by the Board of Directors), a Secretary, a Chief Financial Officer and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be appointed by the Board of Directors.

          The Board of Directors may, in its discretion, appoint a Chairperson of the Board of Directors; and, if a Chairperson has been appointed, the Chairperson shall, when present, preside at all meetings of the Board of Directors and the shareholders and shall have such other powers commonly incident to his or her office and as the Board may prescribe.

          (a) CHAIRMAN OF THE BOARD. The Chairman of the Board shall be the chief executive officer of the corporation and, subject to the direction and control of the Board, shall supervise and control all of the assets, business, and affairs of the corporation. The Chairman of the Board shall vote the shares owned by the corporation in other corporations, domestic or foreign, unless otherwise prescribed by resolution of the Board. In general, the Chairman of the Board shall perform all duties incident to the office of Chairman of the Board and such other duties as may be prescribed by the Board from time to time.

          The Chairman of the Board shall preside at all meetings of the shareholders and the Board of Directors.

          (b) PRESIDENT. The President shall have such authority and duties as shall be prescribed by the Board of Directors or by the Chairman of the Board. In the absence of the Chairman of the Board or his or her inability to act, the President shall perform all the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board; provided that the President shall assume the authority to preside as Chairperson of meetings of the Board only if the President is a member of the Board.

          (b) VICE PRESIDENTS. In the absence of the President or his or her inability to act, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President; provided that no such Vice President shall assume the authority to preside as Chairperson of meetings of the Board unless such Vice President is a member of the Board. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be respectively prescribed for them by the Board, these Bylaws or the President.

          (c) SECRETARY. The Secretary shall attend all meetings of the shareholders and of the Board of Directors and shall record all acts and proceedings of those meetings in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the shareholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his or her office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

          (d) CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

          (e) TREASURER. Subject to the direction and control of the Board of Directors, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation; and, at the expiration of his or her term of office, shall turn over to his or her successor all property of the corporation in his or her possession.

          In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

     4.4 DELEGATION. In case of the absence or inability to act of any officer of the corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or director or other person whom it may select.

     4.5 RESIGNATION. Any officer may resign at any time by delivering his or her written resignation to the Chairman of the Board, the President or the Secretary. Such resignation is effective when delivered unless the resigning officer specifies in the resignation that it is effective at some particular time. Unless otherwise specified in the notice, acceptance of such resignation by the corporation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

     4.6 REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board at any time with or without cause. Election or appointment of an officer or agent shall not of itself create contract rights.

     4.7 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office, or any other cause may be filled by the Board of Directors for the unexpired portion of the term or for a new term established by the Board.

     4.8 COMPENSATION. Compensation, if any, for officers and other agents and employees of the corporation shall be determined by the Board of Directors or its compensation committee, or by the Chairman of the Board to the extent such authority may be delegated to him or her by the Board. No officer shall be prevented from receiving compensation in such capacity by reason of the fact that he or she is also a director of the corporation.

                                 ARTICLE 5

              EXECUTION OF CORPORATION INSTRUMENTS AND VOTING
                   OF SECURITIES OWNED BY THE CORPORATION

     5.1 EXECUTION OF CORPORATE INSTRUMENTS. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

          All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

          Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     5.2 VOTING OF SECURITIES OWNED BY THE CORPORATION. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or any Vice President.

                                 ARTICLE 6

                                   STOCK

     6.1 FORM AND EXECUTION OF CERTIFICATES. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back of the certificate, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner of such stock a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

     6.2 LOST CERTIFICATES. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

     6.3  TRANSFERS

          (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares. The corporation or its transfer agent may require that the signature of the transferring holder of shares be guaranteed as a condition to their transfer.

          (b) The corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such shareholders in any manner not prohibited by the Act.

     6.4 REGISTERED SHAREHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice of such other person, except as otherwise provided by the laws of Washington.

     6.5 EXECUTION OF OTHER SECURITIES. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 6.1), may be signed by the Chairman of the Board, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; PROVIDED, HOWEVER, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted on such interest coupon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

          Except as otherwise specifically provided in these Bylaws, no shares of stock shall be transferred on the books of the corporation until the outstanding certificate therefor has been surrendered to the corporation. All certificates surrendered to the corporation for transfer shall be canceled, and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms (including indemnity to the corporation) as the Board of Directors may prescribe.

                                 ARTICLE 7

                             BOOKS AND RECORDS

     7.1 BOOKS OF ACCOUNTS, MINUTES AND SHARE REGISTER. The corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors exercising the authority of the Board of Directors on behalf of the corporation. The corporation shall maintain appropriate accounting records. The corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The corporation shall keep a copy of the following records at its principal office: the Articles or Restated Articles of Incorporation and all amendments to them currently in effect; the Bylaws or Restated Bylaws and all amendments to them currently in effect; the minutes of all shareholders' meetings, and records of all actions taken by shareholders without a meeting, for the past three years; its financial statements for the past three years, including balance sheets showing in reasonable detail the financial condition of the corporation as of the close of each fiscal year, and an income statement showing the results of its operations during each fiscal year prepared on the basis of generally accepted accounting principles or, if not, prepared on a basis explained in such financial statements; all written communications to shareholders generally within the past three years; a list of the names and business addresses of its current directors and officers; and its most recent annual report delivered to the Secretary of State of Washington.

     7.2 COPIES OF RESOLUTIONS. Any person dealing with the corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board of Directors or shareholders, when certified by the President or Secretary.

                                 ARTICLE 8

                                FISCAL YEAR

     The fiscal year of the corporation shall be established by resolution of the Board of Directors.


                                 ARTICLE 9

                               CORPORATE SEAL

     The corporation may adopt and use a corporate seal for authenticating documents signed by it; however, no failure to imprint the corporate seal on any document shall be deemed to give rise to any presumption that either the document or any signature thereon has not been appropriately and fully authorized.

                                 ARTICLE 10

                        INDEMNIFICATION OF OFFICERS,
                      DIRECTORS, EMPLOYEES AND AGENTS

     10.1.  DEFINITIONS.  For purposes of this Article:

            (a) "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

            (b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the Corporation's request if the director's duties to the Corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

            (c)  "Expenses" include counsel fees.

            (d) "Liability" means the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

            (e) "Official capacity" means: (i) When used with respect to a director, the office of director in the Corporation; and (ii) when used with respect to an individual other than a director, as contemplated in Section 6 of this Article 10, the office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation. "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise.

            (f) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

            (g) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

     10.2.  RIGHT TO INDEMNIFICATION.

            (a) The Corporation shall indemnify any person who was or is a party to any proceeding, whether or not brought by or in the right of the Corporation, by reason of the fact that such person is or was a director of the Corporation, against all reasonable expenses incurred by the director in connection with the proceeding.

            (b) Except as provided in subsection (e) of this Section 2, the Corporation shall indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if:

                 (i)   The individual acted in good faith; and

                 (ii)  The individual reasonably believed:

                       (A) In the case of conduct in the individual's official capacity with the Corporation, that the individual's conduct was in the Corporation's best interests; and

                       (B) In all other cases, that the individual's conduct was at least not opposed to the Corporation's best interests; and

                 (iii) In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.

            (c) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (b)(ii) of this Section 2.

            (d) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this Section.

            (e)  The Corporation shall not indemnify a director under this
Section 2:

                 (i) In connection with a proceeding by or in the right of the Corporation in which the director was adjudged liable to the Corporation; or

                 (ii) In connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

            (f) Indemnification under this Article 10, Section 2 in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding.

     10.3.  ADVANCE FOR EXPENSES.

            (a) The Corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding and in advance of any determination and authorization of indemnification pursuant to Section 5 of this Article 10 if:

                 (i) The director furnishes the Corporation a written affirmation of the director's good faith belief that the director has met the standard of conduct described in Section 2 of this Article 10; and

                 (ii) The director furnishes the Corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct.

            (b) The undertaking required by subsection (a)(ii) of this Section 3 must be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

     10.4. COURT-ORDERED INDEMNIFICATION. A director of the Corporation who is a party to a proceeding may apply for indemnification or advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court after giving any notice the court considers necessary may order indemnification or advance of expenses if it determines:

            (a) The director is entitled to mandatory indemnification pursuant to RCW 23B.08.520, in which case the court shall also order the Corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification;

            (b) The director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in Section 2 of this Article 10, or was adjudged liable as described in Section 2(e) of this Article 10, but if the director was adjudged so liable, the director's indemnification is limited to reasonable expenses incurred; or

            (c) In the case of an advance of expenses, the director is entitled pursuant to the Articles of Incorporation, Bylaws, or any applicable resolution or contract, to payment or reimbursement of the director's reasonable expenses incurred as a party to the proceeding in advance of final disposition of the proceeding.

     10.5.  DETERMINATION AND AUTHORIZATION OF INDEMNIFICATION.

            (a)  The Corporation shall not indemnify a director under this
Article 10 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in
Section 2(b) of this Article 10.

            (b)  The determination shall be made:

                 (i) By the Board of Directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding;

                 (ii) If a quorum cannot be obtained under (i) of this subsection, by majority vote of a committee duly designated by the Board of Directors, in which designation directors who are parties may participate, consisting solely of two or more directors not at the time parties to the proceeding;

                 (iii) By special legal counsel:

                       (A) Selected by the Board of Directors or its committee in the manner prescribed in (i) or (ii) of this subsection; or

                       (B) If a quorum of the Board of Directors cannot be obtained under (i) of this subsection and a committee cannot be designated under (ii) of this subsection, selected by majority vote of the full Board of Directors, in which selection directors who are parties may participate; or

                 (iv) By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

            (c) Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection (b) (iii) of this Section to select counsel.

     10.6.  INDEMNIFICATION OF OFFICERS

            (a) An officer of the Corporation who is not a director shall be indemnified pursuant to RCW 23B.08.520, and is entitled to apply for court-ordered indemnification under Section 4 of this Article 10, in each case to the same extent as a director; and

            (b) The Corporation shall indemnify and advance expenses to an officer who is not a director to the same extent as to a director under this
Article 10.

            (c) The Corporation may also indemnify and advance expenses to an officer who is not a director to the extent, consistent with law, that may be provided by a general or specific action of its Board of Directors, or contract.

     10.7.  INDEMNIFICATION OF EMPLOYEES AND AGENTS.

            (a) The Corporation may indemnify employees and agents of the Corporation pursuant to RCW 23B.08.520, and may afford the right to such employees or agents to apply for court-ordered indemnification under Section 4 of this Article 10, in each case to the same extent as a director; and

            (b) The Corporation may indemnify and advance expenses to an employee or agent of the Corporation who is not a director to the same extent as to a director under this Article 10.

            (c) The Corporation may also indemnify and advance expenses to an employee or agent who is not a director to the extent, consistent with law, that may be provided by a general or specific action of its Board of Directors, or contract.

     10.8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by the individual in that capacity or arising from the individual's status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify the individual against the same liability under this
Article 10.

     10.9. INDEMNIFICATION AS A WITNESS. This Article 10 does not limit a Corporation's power to pay or reimburse expenses incurred by a director in connection with the director's appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent to the proceeding.

     10.10. REPORT TO SHAREHOLDERS. If the Corporation indemnifies or advances expenses to a director pursuant to this Article 10 in connection with a proceeding by or in the right of the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting.

     10.11. SHAREHOLDER AUTHORIZED INDEMNIFICATION.

            (a) If authorized by a resolution adopted or ratified, before or after the event, by the shareholders of the Corporation, the Corporation shall have the power to indemnify or agree to indemnify a director made a party to a proceeding, or obligate itself to advance or reimburse expenses incurred in a proceeding, without regard to the limitations contained in this Article 10 (other than this Section 11); provided that no such indemnity shall indemnify any director from or on account of:

                 (i) Acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law;

                 (ii) Conduct of the director finally adjudged to be an unlawful distribution under RCW 23B.08.310; or

                 (iii) Any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property, or services to which the director was not legally entitled.

            (b) Unless a resolution adopted or ratified by the shareholders of the Corporation provides otherwise, any determination as to any indemnity or advance of expenses under subsection (a) of this Section 11 shall be made in accordance with Section 5 of this Article 10.

     10.12. VALIDITY OF INDEMNIFICATION. A provision addressing the Corporation's indemnification of or advance for expenses to directors that is contained in these Bylaws, a resolution of its shareholders or Board of Directors, or in a contract or otherwise, is valid only if and to the extent the provision is consistent with RCW 23B.08.500 through 23B.08.580.

     10.13. INTERPRETATION. The provisions contained in this Article 10 shall be interpreted and applied to provide indemnification to directors, officers, employees and agents of the Corporation to the fullest extent allowed by applicable law, as such law may be amended, interpreted and applied from time to time.

     10.14. SAVINGS CLAUSE. If this Article 10 or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify each director as to reasonable expenses and liabilities with respect to any proceeding, whether or not brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article 10 that shall not have been invalidated, or by any other applicable law.

     10.15. NONEXCLUSIVITY OF RIGHTS.  The right to indemnification under this
Article 10 for directors, officers, employees and agents shall not be exclusive of any other right which any person may have, or hereafter acquire, under any statute, provision of the Articles of Incorporation, Bylaws, other agreement, vote of shareholders or disinterested directors, insurance policy, principles of common law or equity, or otherwise.

                                 ARTICLE 11

                            AMENDMENT OF BYLAWS

     These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the shareholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The shareholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the shareholders.


     The foregoing Bylaws were read, approved, and duly adopted by the Board of Directors, of Infertek, Inc., on the 12th day of June, 2001, and the Chairman of the Board of the corporation was empowered to authenticate such Bylaws by his signature below.


                                        /s/ Nathan Nifco
                                        ----------------------------------
                                        Nathan Nifco
                                        Chairman of the Board